UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 8, 2007

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-51150	20-2699372
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Northfield Plaza, Suite 480 Northfield, Illinois  60093

(Address of principal executive offices)       (Zip Code)

(847) 441-0929

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On August 8, 2007, KapStone Paper and Packaging Corporation (“KapStone”) issued a press release reporting earnings for the second quarter of 2007.  A copy of the press release is being furnished as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit 99.1	Press release of KapStone Paper and Packaging Corporation, dated August 8, 2007

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 8, 2007

KAPSTONE PAPER AND PACKAGING
CORPORATION

By:	/s/ Roger W. Stone
Name:	Roger W. Stone
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of KapStone Paper and Packaging Corporation, dated August 8, 2007